                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)              October 26, 1998
                                                  ------------------------------


                           UNISOURCE WORLDWIDE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE            File No. 1-14482           13-5369500
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     (STATE OR OTHER           (COMMISSION           (I.R.S. EMPLOYER
       JURISDICTION            FILE NUMBER)         IDENTIFICATION NO.)
     OF INCORPORATION)



     1100 Cassatt Road, Berwyn, Pennsylvania               19312
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:             (610) 296-4470
                                                     ---------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
 (FORMER NAME, FORMER ADDRESS, AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)

Item 5.  Other Events.
         ------------

         On October 26, 1998, the Registrant issued the attached press release.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                (c)     Exhibits.
                        ---------

                        (99) Press Release dated October 26, 1998.

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNISOURCE WORLDWIDE, INC.
                                       (Registrant)



                                       By: /s/ Brian P. Lynch
                                          ---------------------------
                                               Brian P. Lynch
                                               Assistant Secretary



Dated:  October 27, 1998

                                 Exhibit Index
                                 -------------



          (99) Press Release dated October 26, 1998.